EXHIBIT 10.2


                                 TRANSFER AGREEMENT

           TRANSFER AGREEMENT, dated as of February 6, 1998 by and among Lanxide Corporation ("Lanxide"), DHB Capital Group, Inc. ("DHB"), Lanxide Armor Products, Inc. ("LAP"), Lanxide Electronic Components, Inc. ("LEC") and Lanxide Technology Company, L.P. ("LTC").

           WHEREAS, pursuant to the terms of the Assignment Agreement (the "Assignment Agreement"), dated as of February 6, 1998, by and between DHB and E. I. du Pont de Nemours and Company ("DuPont"), DuPont has assigned all of its right, title and interest under the Letter Agreement (as defined in the Assignment Agreement) relating to Option 1 (as defined in the Assignment Agreement); and

           WHEREAS, Lanxide, in connection with the execution of this Agreement, is simultaneously notifying DuPont that it does not intend to meet its obligations under the Note (as defined in the Assignment Agreement).

           NOW, THEREFORE, intending to be legally bound hereby, the parties agree as follows:

           1.   Transfer of LEC and LAP.

                (a) DHB hereby notifies Lanxide that it elects to acquire all of the outstanding common equity securities of LEC and LAP (the "Equity Securities") pursuant to Option 1.

                (b) Lanxide hereby conveys, assigns, transfers and delivers to DHB all of the Equity Securities (the "Equity Sale") pursuant to Option 1.

                (c) Notwithstanding the Equity Sale, Lanxide shall retain custody, to the extent permitted by law, of (i) all information covered by LAP's U.S. Government Facility Clearance until DHB obtains a U.S. Government Facility Clearance covering such information and (ii) all assets covered by LAP's Federal Firearms License until DHB obtains a Federal Firearms License covering such assets.

                (d) DHB hereby agrees to use its best efforts, and Lanxide hereby agrees to assist DHB in connection therewith, to cause LEC and LAP to hire, at a minimum, all of the persons employed as of February 2, 1998, by LEC and LAP, respectively, upon substantially the same wages that such persons were receiving from LEC and LAP as of February 2, 1998 and consistent with current benefits provided by DHB to its employees..

                (e) DHB hereby agrees to the cancellation of the outstanding shares of preferred stock of LEC that DuPont is transferring to DHB pursuant to the Assignment Agreement and waives any and all rights relating thereto.

                (f)  Lanxide hereby represents and warrants to DHB that:
 (i) the Equity Securities constitute all of the issued and outstanding common equity of LEC and LAP, other than certain options to acquire securities of LEC held by employees of LEC representing no more than 10% of the common equity of LEC; (ii) accounts payable of LEC are not greater than $506,000 and the accounts payable of LAP are not greater than $320,000; (iii) all rent on real estate occupied by LEC and LAP at Marrows Road has been paid through March 31; (iv) LAP rent at Forge Road through March 31 will be paid by Lanxide; (v) the attached Equipment List represents machinery and equipment owned or leased by LEC and LAP and, to the extent necessary for operations, is in satisfactory working condition; (vi) financial statements and other documents provided to DHB by Lanxide in connection with the transactions contemplated thereby, are to the best knowledge of Lanxide, true and correct in all material respects or to be completed;
 (vii) Lanxide is current on its real estate taxes; and (viii) utilities, including telephone through the date hereof will be paid by Lanxide from the proceeds of asset sales. Lanxide will use its best efforts to ensure that telephone service will not be shut off pending such payments. EXCEPT FOR THE FOREGOING REPRESENTATIONS AND WARRANTIES, LANXIDE HAS NOT MADE AND DOES NOT HEREBY MAKE ANY EXPRESS OR IMPLIED REPRESENTATIONS AND WARRANTIES OF ANY NATURE AND DHB ACKNOWLEDGES AND AGREES THAT IT IS ACQUIRING LEC AND LAP PURSUANT TO THE OPTION ON AN "AS IS WHERE IS" BASIS.

                (g) DHB hereby releases Lanxide from any further obligation or liability under the Guarantee Agreement.

           2.   Sale of LAP Equipment.

                (a) DHB hereby sells, conveys, assigns, transfers and delivers to LTC, and LTC hereby purchases and acquires from DHB, all of the assets set forth on Schedule 1 hereto (the "Asset Sale").

                (b) In consideration of the Asset Sale, upon the execution of this Agreement, LTC shall immediately pay an aggregate cash payment of $1.00 to DHB.

                (c) Lanxide agrees to require any purchaser of the assets set forth on Schedule 1 hereto from LTC to provide adequate assurance that such purchaser will provide castable MMC Ingot to LEC on a basis no less favorable than those made available to any other customer of like quantity and quality of MMC Ingot.

           3.   License Agreement.

                (a) LTC and LEC each agrees that the License Agreement, dated as of July 25, 1995, between LTC and LEC is hereby amended in the manner set forth in Schedule 2 hereto, effective as of the date hereof.


                (b) LTC and LAP each agrees that the License Agreement dated as of March 31, 1987, between LTC and LAP (f/k/a Lanxide Products Company, Inc.) is hereby amended in the manner set forth in Schedule 3 hereto, effective as of the date hereof.

           4.   Miscellaneous.

                (a) Notwithstanding anything to the contrary contained in this Agreement, no party hereto shall have any obligation or liability under this Agreement until DHB pays DuPont $4,800,000 in accordance with Section 2(a) of the Assignment Agreement.

                (b) All of the transactions contemplated by this Agreement shall be deemed to have occurred simultaneously, and no such transaction shall be deemed to have been consummated until all such transactions have been consummated.

                (c) This Agreement may be amended, modified or supplemented at any time by written agreement of the parties hereto.

                (d) This Agreement contains the entire understanding of the parties hereto with respect to its subject matter and supersedes all prior agreements and understandings, oral and written, with respect to its subject matter.

                (e) Should any provision of this Agreement for any reason be declared invalid or unenforceable, such decision shall not affect the validity or enforceability of any of the other provisions of this Agreement, which other provisions shall remain in full force and effect and the application of such invalid or unenforceable provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall be valid and be enforced to the fullest extent permitted by law.

                (f) This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, successors and permitted assigns, but except as contemplated herein, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, directly or indirectly, by any party hereto without the prior written consent of the other parties hereto. Nothing contained herein shall prohibit DHB from selling LEC with its license from LTC or require Lanxide's consent thereto.

                (g) This Agreement is not intended and shall not be deemed to confer upon or give any person except the parties hereto and their respective successors and permitted assigns any remedy, claim, liability, reimbursement, cause of action or other right under or by reason of this Agreement.

                (h) This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                (i) This Agreement shall be governed by the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.


                             SIGNATURE PAGE FOLLOWS


           IN WITNESS WHEREOF, the parties hereto have executed this Transfer Agreement as of the date first written above.

                                      LANXIDE CORPORATION

                                      By:  /s/ Marc S. Newkirk
                                         --------------------------------
                                         Name:  Marc S. Newkirk
                                         Title: President


                                      DHB CAPITAL GROUP, INC.

                                      By:  /s/ David Brooks
                                         --------------------------------
                                         Name:  David Brooks
                                         Title: Chairman of the Board


                                      LANXIDE ARMOR PRODUCTS, INC.

                                      By:  /s/ Robert J. Ferris
                                         --------------------------------
                                         Name:  Robert J. Ferris
                                         Title: Secretary


                                      LANXIDE ELECTRONIC COMPONENTS, INC.

                                      By:  /s/ Robert J. Ferris
                                         --------------------------------
                                         Name:  Robert J. Ferris
                                         Title: Secretary


                                      LANXIDE TECHNOLOGY COMPANY, L.P.

                                      By:  Lanxide Corporation,
                                           General Partner

                                      By:  /s/ Marc S. Newkirk
                                         --------------------------------
                                         Name:  Marc S. Newkirk
                                         Title: President